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                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  April 27, 1998


                             RURAL CELLULAR CORPORATION
               (Exact name of registrant as specified in its charter)


                 Minnesota                0-27416               41-1693295
       (State or other jurisdiction     (Commission            (IRS Employer
             of incorporation)          File Number)         Identification No.)



               3905 Dakota Street SW
               Alexandria, Minnesota                       56308
     (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code:  (320) 762-2000

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Item 5.  Other Events.

     On April 27, 1998, the Registrant issued a notice of a certain proposed unregistered offering of senior subordinated notes and exchangeable preferred stock pursuant to Rule 135c of the Securities Act of 1933. See attached Press Release (Exhibit 99).

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          99   Press Release dated April 27, 1998


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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 27, 1998

                              RURAL CELLULAR CORPORATION
                                     (Registrant)


                              By:  /s/ Richard P. Ekstrand
                                 -------------------------------------------
                                   Richard P. Ekstrand
                                   President and Chief Executive Officer


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                                   EXHIBIT INDEX



                                                       Page No. in Sequentially
          Exhibit            Description of Exhibit         Numbered Copy
          -------            ----------------------    ------------------------

            99                Press Release dated                  5
                                 April 27, 1998


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